COMCAST CORPORATION

                         1996 DEFERRED COMPENSATION PLAN

               (As Amended and Restated, Effective March 3, 1999)

1. ESTABLISHMENT OF PLAN.......................................................1

2. DEFINITIONS.................................................................1
  2.1      "Account"...........................................................1
  2.2      "Active Participant" ...............................................1
  2.3      "Administrator".....................................................1
  2.4      "Affiliate".... ....................................................1
  2.5      "Annual Rate of Pay"................................................2
  2.6      "Applicable Interest Rate"..........................................2
  2.7      "Board".............................................................2
  2.8      "Change of Control".................................................2
  2.9      "Committee".........................................................2
  2.10     "Company"...........................................................2
  2.11     "Company Stock".....................................................3
  2.12     "Company Stock Fund"................................................3
  2.13     "Compensation"......................................................3
  2.14     "Deceased Participant"..............................................3
  2.15     "Disabled Participant"..............................................3
  2.16     "Election"..........................................................4
  2.17     "Eligible Employee".................................................4
  2.18     "Fair Market Value."................................................5
  2.19     "Former Eligible Employee"..........................................5
  2.20     "Grandfathered Participant".........................................5
  2.21     "Hardship"..........................................................5
  2.22     "Inactive Participant"..............................................5
  2.23     "Income Fund".......................................................5
  2.24     "Insider"...........................................................5
  2.25     "New Key Employee"..................................................6
  2.26     "Normal Retirement".................................................6
  2.27     "Outside Director"..................................................6
  2.28     "Parent Company"....................................................6
  2.29     "Participant".......................................................6
  2.30     "Participating Company".............................................6
  2.31     "Person"............................................................6
  2.32     "Plan"..............................................................7
  2.33     "Plan Year".........................................................7
  2.34     "Prime Rate"........................................................7
  2.35     "Prior Plan"........................................................7

  2.36     "Retired Participant"...............................................7
  2.37     "Roberts Family."...................................................7
  2.38     "Severance Pay".....................................................7
  2.39     "Subsidiary Companies"..............................................7
  2.40     "Terminating Event".................................................7
  2.41     "Third Party"... ...................................................7

3. ELECTION TO DEFER COMPENSATION..............................................8
  3.1      Elections...........................................................8
  3.2      Filing of Elections.................................................8
  3.3      Filing of Elections by New Key Employees............................8
  3.4      Plan Years to which Elections May Apply.............................8
  3.5      Election of Distribution Date.......................................8
  3.6      Designation of  Payment Date........................................9
  3.7      Distribution in Full Upon Terminating Event........................12

4. FORMS OF DISTRIBUTION......................................................12
  4.1      Forms of Distribution..............................................12
  4.2      Valuation of Account For Purposes of Distribution..................12

5. BOOK ACCOUNTS..............................................................12
  5.1      Deferred Compensation Account......................................12
  5.2      Crediting of Income, Gains and Losses on Accounts..................13
  5.3      Status of Deferred Amounts.........................................14
  5.4      Participants'Status as General Creditors...........................14

6. NON-ASSIGNABILITY, ETC.....................................................15

7. DEATH OR DISABILITY OF PARTICIPANT.........................................15
  7.1      Death of Participant...............................................15
  7.2      Disability of Participant..........................................15
  7.3      Hardship Distributions.............................................15
  7.4      Designation of Beneficiaries.......................................15

8. INTERPRETATION.............................................................16
  8.1      Authority of Committee.............................................16
  8.2      Claims Procedure...................................................16

9. AMENDMENT OR TERMINATION...................................................16
  9.1      Amendment or Termination...........................................16
  9.2      Amendment of Rate of Credited Earnings.............................16

10.MISCELLANEOUS PROVISIONS...................................................16
  10.1     No Right to Continued Employment...................................16
  10.2     Governing Law......................................................16

11.EFFECTIVE DATE.............................................................17

                               COMCAST CORPORATION
                         1996 DEFERRED COMPENSATION PLAN

               (As Amended and Restated, Effective March 3, 1999)

        1.      ESTABLISHMENT OF PLAN

        COMCAST CORPORATION, a Pennsylvania corporation, hereby amends and restates the Comcast Corporation 1996 Deferred Compensation Plan (the "Plan"), effective as of March 3, 1999. The Plan was adopted effective as of August 15, 1996, to permit outside directors and eligible employees to defer the receipt of compensation otherwise payable to such outside directors and eligible employees in accordance with the terms of the Plan. The Plan is a continuation of the Prior Plan, which was initially effective as of February 12, 1974. The Plan is unfunded and is maintained primarily for the purpose of providing deferred compensation to outside directors and to a select group of management or highly compensated employees.

        2.      DEFINITIONS

        2.1     "Account" means the bookkeeping accounts established pursuant to
Section 5.1 and maintained by the Administrator in the names of the respective Participants, to which all amounts deferred and earnings allocated under the Plan shall be credited, and from which all amounts distributed under the Plan shall be debited.

        2.2     "Active Participant" means:

        2.2.1 Each Participant who is in active service as an Outside Director; and

        2.2.2 Each Participant who is actively employed by a Participating Company as an Eligible Employee.

        2.3     "Administrator" means the Committee.

        2.4 "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, the term "control," including its correlative terms "controlled by" and "under common control with," mean, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

        2.5 "Annual Rate of Pay" means, as of any date, an employee's annualized base pay rate. An employee's Annual Rate of Pay shall not include sales commissions or other similar payments or awards.

        2.6     "Applicable Interest Rate" means:

                2.6.1 Except as otherwise provided in Section 2.6.2, the Applicable Interest Rate means 12% per annum, compounded annually as of the last day of the Plan Year.

                2.6.2 Except to the extent otherwise required by Section 9.2, effective for the period extending from a Participant's employment termination date to the date the
                        Participant's Account is distributed in full, the Administrator, in its sole discretion, may designate the term "Applicable Interest Rate" for such Participant's Account to mean the lesser of (1) the rate in effect under Section 2.6.1 or (2) the Prime Rate plus one percent, compounded annually as of the last day of the Plan Year. Notwithstanding the foregoing, the Administrator may delegate its authority to determine the Applicable Interest Rate under this Section 2.6.2 to an officer of the Company or committee of two or more officers of the Company.

        2.7 "Board" means the Board of Directors of the Company, or the Executive Committee of the Board of Directors of the Company.

        2.8 "Change of Control" means any transaction or series of transactions as a result of which any Person who was a Third Party immediately before such transaction or series of transactions directly or indirectly owns then-outstanding securities of the Company having more than 50 percent of the voting power for the election of directors of the Company.

        2.9     "Committee"   means  the   Subcommittee  on  Performance   Based
Compensation of the Compensation Committee of the Board of Directors of the Company.

        2.10 "Company" means Comcast Corporation, a Pennsylvania corporation, including any successor thereto by merger, consolidation, acquisition of all or substantially all the assets thereof, or otherwise.

        2.11 "Company Stock" means Comcast Corporation Class A Special Common Stock, par value, $1.00, including a fractional share, or such other securities issued by Comcast

Corporation as may be the subject to adjustment in the event that shares of Company Stock are changed into or exchanged for a different number or kind of shares of stock or other securities of the Company, whether through merger, consolidation, reorganization, recapitalization, stock dividend, stock split-up or other substitution of securities of the Company. In such event, the Committee shall make appropriate equitable anti-dilution adjustments to the number and class of hypothetical shares of Company Stock credited to Participants' Accounts under the Company Stock Fund. Any reference to the term "Company Stock" in the Plan shall be a reference to the appropriate number and class of shares of stock as adjusted pursuant to this Section 2.12. The Committee's adjustment shall be effective and binding for all purposes of the Plan.

        2.12 "Company Stock Fund" means a hypothetical investment fund pursuant to which income, gains and losses are credited to a Participant's Account as if the Account, to the extent deemed invested in the Company Stock Fund, were invested in hypothetical shares of Company Stock, and all dividends and other distributions paid with respect to Company Stock were held uninvested in cash, and reinvested in additional hypothetical shares of Company Stock as of the next succeeding December 31 (to the extent the Account continues to be deemed invested in the Company Stock Fund through such December 31), based on the Fair Market Value for such December 31.

        2.13    "Compensation" means:

                2.13.1 In the case of an Outside Director, the total cash remuneration for services as a member of the Board and as a member of any Committee of the Board; and

                2.13.2 In the case of an Eligible Employee, the total cash remuneration for services payable by a Participating Company, excluding sales commissions or other similar payments or awards.

        2.14    "Deceased Participant" means:

                2.14.1 A Participant whose employment, or, in the case of a Participant who was an Outside Director, a Participant whose service as an Outside Director, is terminated by death; or

                2.14.2 An Inactive Participant who dies following termination of active service.

        2.15    "Disabled Participant" means:

                2.15.1 A Participant whose employment or, in the case of a Participant who is an Outside Director, a Participant whose service as an Outside Director, is terminated by reason of disability;

                2.15.2  An  Inactive   Participant  who  becomes   disabled  (as
determined by the Committee) following termination of active service; or

                2.15.3 The duly-appointed legal guardian of an individual described in Section 2.15.1 or 2.15.2 acting on behalf of such individual.

        2.16 "Election" means a written election on a form provided by the Administrator, filed with the Administrator in accordance with Article 3, pursuant to which an Outside Director or an Eligible Employee may:

                2.16.1 Elect to defer all or any portion of the Compensation payable for the performance of services as an Outside Director or as an Eligible Employee following the time that such election is filed;

                2.16.2 Designate the time that part or all of the Account shall be distributed; and

                2.16.3 Designate the manner in which income, gains and losses will be credited to the Account.

        2.17    "Eligible Employee" means:

                2.17.1 Each employee of a Participating Company who, as of December 31, 1989, was eligible to participate in the Prior Plan;

                2.17.2 Each employee of a Participating Company who was, at any time before January 1, 1995, eligible to participate in the Prior Plan and whose Annual Rate of Pay is $90,000 or more as of both (1) the date on which an Election with respect to the deferral of Compensation is filed with the Administrator and (2) the first day of each calendar year beginning after December 31, 1994.

                2.17.3 Each employee of a Participating Company whose Annual Rate of Pay is $125,000 or more as of both (1) the date on which an Election is filed with the Administrator and
                        (2) the first day of the Plan Year in which such Election is filed.

                2.17.4  Each New Key Employee.

                2.17.5 Each other employee of a Participating Company who is designated by the Committee, in its discretion, as an Eligible Employee.

        2.18    "Fair Market Value."

                2.18.1 If shares of Company Stock are listed on a stock exchange, Fair Market Value shall be determined based on the last reported sale price of a Share on the principal exchange on which Shares are listed on the last trading day prior to the date of determination; or

                2.18.2 If shares of Company Stock are not so listed, but trades of Shares are reported on the Nasdaq National Market, the last quoted sale price of a share on the Nasdaq
                        National Market on the last trading day prior to the date of determination.

                2.18.3 If shares of Company Stock are not so listed nor trades of Shares so reported, Fair Market value shall be determined by the Committee in good faith.

        2.19 "Former Eligible Employee" means an employee of a Participating Company who, as of any relevant date, does not satisfy the requirements of an "Eligible Employee" but who previously met such requirements under the Plan or the Prior Plan.

        2.20 "Grandfathered Participant" means an Inactive Participant who, on or before December 31, 1991, entered into a written agreement with the Company to terminate service to the Company or gives written notice of intention to terminate service to the Company, regardless of the actual date of termination of service.

        2.21 "Hardship" means a Participant's serious financial hardship, as determined by the Board on a uniform and nondiscriminatory basis pursuant to the Participant's request under Section 7.3.

        2.22 "Inactive Participant" means each Participant who is not in active service as an Outside Director and is not actively employed by a Participating Company.

        2.23 "Income Fund" means a hypothetical investment fund pursuant to which income, gains and losses are credited to a Participant's Account as if the Account, to the extent deemed invested in the Income Fund, were credited with interest at the Applicable Interest Rate.

        2.24 "Insider" means an Eligible Employee or Outside Director who is subject to the short-swing profit recapture rules of section 16(b) of the Securities Exchange Act of 1934, as amended.

        2.25 "New Key Employee" means each employee of a Participating Company hired on or after August 15, 1996 whose annual rate of pay on his date of hire is $125,000 or more.

        2.26    "Normal Retirement" means:

                2.26.1 For a Participant who is an employee of a Participating Company immediately preceding his termination of employment, a termination of employment that is treated by the Participating Company as a retirement under its employment policies and practices as in effect from time to time; and

                2.26.2  For a Participant who is an Outside Director immediately
                        preceding  his   termination  of  service,   his  normal
                        retirement from the Board.

        2.27 "Outside Director" means a member of the Board who is not an employee of a Participating Company.

        2.28 "Parent Company" means all corporations that, at the time in question, are parent corporations of the Company within the meaning of section 424(e) of the Code.

        2.29 "Participant" means each individual who has made an Election, and who has an undistributed amount credited to an Account under the Plan, including an Active Participant, a Deceased Participant, a Disabled Participant, a Grandfathered Participant and an Inactive Participant.

        2.30    "Participating Company" means:

                2.30.1  the Company;

                2.30.2  Comcast Cable Communications, Inc. and its subsidiaries;

                2.30.3  Comcast International Holdings, Inc.;

                2.30.4  Comcast Online Communications, Inc.;

                2.30.5  Comcast Telecommunications, Inc.; and

                2.30.6 any other entities identified in the discretion of the Subcommittee.

        2.31 "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization.

        2.32 "Plan" means the Comcast Corporation 1996 Deferred Compensation Plan, as set forth herein, and as may be amended from time to time.

        2.33    "Plan Year" means the calendar year.

        2.34 "Prime Rate" means the annual rate of interest identified by PNC Bank as its prime rate as of a Participant's employment termination date and as of the first day of each calendar year beginning thereafter.

        2.35 "Prior Plan" means the Comcast Corporation Deferred Compensation Plan.

        2.36 "Retired Participant" means a Participant who has terminated service pursuant to a Normal Retirement.

        2.37 "Roberts Family." Each of the following is a member of the Roberts Family:

                2.37.1  Brian L. Roberts;

                2.37.2  A lineal descendant of Brian L. Roberts; or

                2.37.3 A trust established for the benefit of any of Brian L. Roberts and/or a lineal descendant or descendants of Brian L. Roberts.

        2.38 "Severance Pay" means any amount identified by a Participating Company as severance pay, or any amount which is payable on account of periods beginning after the last date on which an employee (or former employee) is required to report for work for a Participating Company.

        2.39 "Subsidiary Companies" means all corporations that, at the time in question, are subsidiary corporations of the Company within the meaning of section 424(f) of the Code.

        2.40    "Terminating Event" means any of the following events:

                2.40.1  The liquidation of the Company; or

                2.40.2  A Change of Control.

        2.41 "Third Party" means any Person, together with such Person's Affiliates, provided that the term "Third Party" shall not include the Company, an Affiliate of the Company or any member or members of the Roberts Family.

        3.      ELECTION TO DEFER COMPENSATION

        3.1 Elections. Each Outside Director and Eligible Employee shall have the right to defer all or any portion of the Compensation (including bonuses, if any) which he or she shall receive in the following Plan Year by filing an Election at the time and in the manner described in this Article 3; provided that Severance Pay shall be included as "Compensation" for purposes of this Section 3.1 only to the extent permitted by the Administrator in its sole discretion. The amount of Compensation deferred by a Participant for a Plan Year pursuant to an Election shall be withheld on a pro-rata basis from each periodic installment payment of the Participant's Compensation for the Plan Year (in accordance with the general pay practices of the Participating Companies), and credited to the Participant's Account in accordance with Section 5.1. Except to the extent permitted by the Administrator in its sole discretion, no Election filed by a Former Eligible Employee shall be valid or effective.

        3.2 Filing of Elections. An Election to defer all or any portion of the Compensation payable for the performance of services as an Outside Director or as an Eligible Employee shall be made on the form provided by the Administrator for this purpose. Except as provided in Section 3.3, no such Election shall be effective unless it is filed with the Administrator on or before the close of business on December 31 of the Plan Year preceding the Plan Year to which the Election applies.

        3.3     Filing  of  Elections  by  New  Key  Employees.  Notwithstanding
Section 3.1 and Section 3.2, a New Key Employee may elect to defer all or any portion of his or her compensation to be earned in the Plan Year in which the New Key Employee was hired, beginning with the payroll period next following the filing of an Election with the Administrator and before the close of such Plan Year by making and filing the Election with the Administrator within 30 days of such New Key Employee's date of hire. Elections by such New Key Employee for succeeding Plan Years shall be made in accordance with Section 3.1 and Section 3.2.

        3.4 Plan Years to which Elections May Apply. A separate Election may be made for each Plan Year as to which an Outside Director or Eligible Employee desires to defer all or any portion of his or her Compensation, but the failure of an Outside Director or Eligible Employee to make an Election for any Plan Year shall not affect such Employee's right to make an Election for any other Plan Year.

        3.5 Election of Distribution Date. Each Participant who elects to defer all or any portion of his or her Compensation for any Plan Year shall, on the Election, also elect the time of payment and form of distribution of the amount of the deferred Compensation to which the particular Election relates; provided, however, that, subject to acceleration pursuant to Section 3.6.3,
Section 3.6.4, Section 7.1, Section 7.2 or Section 7.3, no distribution may commence earlier than January 2nd of the second calendar year beginning after the date the Election is filed with the Administrator, nor later than January 2nd of the eleventh calendar year beginning after the date the Election is filed with the Administrator. Each Participant may select a form of distribution in accordance with Article 4.

        3.6     Designation of Payment Date.

                3.6.1 The designation of the time for distribution of benefits to begin under the Plan may vary with each separate Election, provided that except as otherwise provided in
                        Section 3.6.3 or 3.6.4, no portion of a Participant's Account subject to distribution in installments pursuant to Section 4.1.2 or Section 4.1.3 may be deferred to a later date after such distribution has begun.

                3.6.2 Each Active Participant who has previously elected to receive a distribution of part or all of his or her Account, or who, pursuant to this Section 3.6.2, has elected to defer payment for an additional period from the originally-elected payment date, may elect to change the form of distribution or defer the time of payment of such amount to begin for a minimum of one and a maximum of ten additional years from the previously-elected payment date, by filing an Election with the Administrator on or before the close of business on June 30 of the Plan Year preceding the Plan Year in which the distribution would otherwise be made, provided that an Election applicable to the 1997 Plan Year shall not be effective unless it is filed with the Administrator on or before the close of business on October 15, 1996.

                3.6.3 A Deceased Participant's estate or beneficiary to whom the right to payment under the Plan shall have passed may elect to change the form of distribution from the form of distribution that payment of the Deceased Participant's Account would otherwise be made, and

                        3.6.3.1 Defer  the  time  of  payment  of  the  Deceased
                                Participant's Account to begin for a minimum of one additional year from the date payment would otherwise begin (provided that if an Election is made pursuant to this Section 3.6.3.1, the Deceased Participant's Account shall be distributed in full on or before the fifth anniversary of the Deceased Participant's death); or

                        3.6.3.2 Accelerate the time of payment of such amount to
                                begin from the date payment would otherwise be made to January 2nd of the calendar year
                                beginning   after  the  Deceased   Participant's
                                death.


                        An Election pursuant to this Section 3.6.3 must be filed with the Administrator on or before the close of business on (i) the June 30 following the Participant's death on or before May 1 of a calendar year, (ii) the 60th day following the Participant's death after May 1 and before November 2 of a calendar year or (iii) the December 31 following the Participant's death after November 1 of a calendar year. Such estate or beneficiary, as applicable, shall be entitled to one and only one Election pursuant to this
                        Section 3.6.3 with respect to a Participant's Account, but shall otherwise be treated as the Participant for all other purposes of the Plan.

                3.6.4   A Disabled Participant may elect to:

                        3.6.4.1 Change the form of distribution from the form of
                                distribution that payment of the Disabled Participant's Account would otherwise be made; and

                        3.6.4.2 Accelerate  the time of payment of the  Disabled
                                Participant's Account to begin from the date payment would otherwise be made to January 2nd of the calendar year beginning after the Participant became disabled.

                        An Election pursuant to this Section 3.6.4 must be filed with the Administrator on or before the close of business on the later of (i) the June 30 following the date the Participant becomes a Disabled Participant if the Participant becomes a Disabled Participant on or before May 1 of a calendar year, (ii) the 60th day following the date the Participant becomes a Disabled Participant if the Participant becomes a Disabled Participant after May 1 and before November 2 of a calendar year or (iii) the December 31 following the date the Participant becomes a Disabled Participant if the Participant becomes a Disabled Participant after November 1 of a calendar year.

                3.6.5   A Retired Participant may elect to:

                        3.6.5.1 Change the form of distribution from the form of
                                distribution that payment of the Retired Participant's Account would otherwise be made, and

                        3.6.5.2 Defer  the  time  of  payment  of  the   Retired
                                Participant's Account to begin for a minimum of one additional year from the date payment would otherwise begin (provided that if an Election is made pursuant to this Section 3.6.5.2, the Retired Participant's Account shall be distributed in full on or before the fifth anniversary of the Retired Participant's Normal Retirement).

                        An Election pursuant to this Section 3.6.5 must be filed with the Administrator on or before the close of business on the later of (i) the June 30 following the Participant's Normal Retirement on or before May 1 of a calendar year, (ii) the 60th day following the Participant's Normal Retirement after May 1 and before November 2 of a calendar year or (iii) the December 31 following a Participant's Normal Retirement after November 1 of a calendar year.

                3.6.6   Except as provided in Section  3.6.4,  Section  3.6.5 or
                        Section 3.6.7, or if permitted by the Administrator in its sole discretion pursuant to this Section 3.6.6, no Inactive Participant who has previously elected to receive a distribution of part or all of his her Account, or who, pursuant to this Section 3.6.6, has elected to defer payment for an additional period from the originally elected payment date, may elect to defer the payment of such amount to any subsequent date. An Inactive Participant, if permitted by the Administrator in its sole discretion, may elect to defer the payment of such amount for a minimum of one and a maximum of ten additional years from the previously-elected payment date, but not later than the date permitted by the Administrator, by filing an Election with the Administrator on or before the close of business on June 30 of the Plan Year preceding the Plan Year in which the distribution would otherwise be made.

                3.6.7 Except as provided in Section 3.6.4 or Section 3.6.6, no Grandfathered Participant who has previously elected to receive a distribution of part or all of his or her Account, or who, pursuant to this Section 3.6, has elected to defer payment for an additional period from the originally-elected payment date, may elect to defer the payment of such amount to any subsequent date.

                3.6.8   Subject  to  acceleration  pursuant  to  Section  3.6.3,
                        Section 3.6.4, Section 7.1, Section 7.2 or Section 7.3, no distribution of the amounts deferred by a Participant for any Plan Year shall be made before the payment date designated by the Participant on the most recently filed Election with respect to such deferred amounts. Distribution of the amounts deferred for any Plan Year by a Participant (other than a Grandfathered Participant and an Inactive Participant who makes an Election under
                        Section 3.6.5) who ceases
                        to be an Active Participant shall be made on the payment date designated by the Participant on the last Election filed with respect to such deferred amounts before the Participant ceased to be an Active Participant.

        3.7 Distribution in Full Upon Terminating Event. The Company shall give Participants at least thirty (30) days' notice (or, if not practicable, such shorter notice as may be reasonably practicable) prior to the anticipated date of the consummation of a Terminating Event. The Committee may, in its discretion, provide in such notice that notwithstanding any other provision of the Plan or the terms of any Election, upon the consummation of a Terminating Event, the Account balance of each Participant shall be distributed in full.

        4.      FORMS OF DISTRIBUTION

        4.1 Forms of Distribution. Amounts credited to an Account shall be distributed, pursuant to an Election, from among the following forms of distribution:

                4.1.1   A lump sum payment.

                4.1.2 Substantially equal annual installments over a five (5), ten (10) or fifteen (15) year period.

                4.1.3 Substantially equal monthly installments over a period not exceeding fifteen (15) years.

Notwithstanding any Election to the contrary, distributions pursuant to Elections made after December 10, 1996 shall be made in the form of a lump sum payment unless the portion of a Participant's Account subject to distribution pursuant to Section 4.1.2 or Section 4.1.3, as of both the date of the Election and the benefit commencement date, is more than $10,000.

        4.2 Valuation of Account For Purposes of Distribution. The amount of any distribution made pursuant to Section 4.1 shall be based on the value of the Participant's Account on the date of distribution and the applicable distribution period. For this purpose, the value of a Participant's Account shall be calculated by crediting income, gains and losses under the Company Stock Fund and the Income Fund, as applicable, through the date immediately preceding the date of distribution.

        5.      BOOK ACCOUNTS

        5.1 Deferred Compensation Account. A deferred Compensation Account shall be established for each Outside Director and Eligible Employee when such Outside Director or Eligible Employee becomes a Participant. The balance of each Participant's Account as of January 1, 1997 shall include the balance of such Participant's account under the Prior Plan as of

December 31, 1996. Compensation deferred pursuant to the Plan shall be credited to the Account on the date such Compensation would otherwise have been payable to the Participant. Income, gains and losses on the balance of the Account shall be credited to the Account as provided in Section 5.2.

        5.2     Crediting of Income, Gains and Losses on Accounts.

                5.2.1 In General. Except as otherwise provided in this Section 5.2, the Administrator shall credit income, gains and losses with respect to each Participant's Account as if it were invested in the Income Fund.

                5.2.2   Investment Fund Elections.

                        5.2.2.1 Each  Active  Participant,  other than an Active
                                Participant who is an Insider, may elect to have all or any portion of his Account (to the extent credited through the December 31 preceding the effective date of such Election) credited with income, gains and losses as if it were invested in the Company Stock Fund or the Income Fund.

                        5.2.2.2 An investment  fund Election  shall  continue in
                                effect until revoked or superseded, provided that notwithstanding any investment fund Election to the contrary, as of the valuation date (as determined under Section 4.2) for the distribution of all or any portion of a Participant's Account that is subject to distribution in the form of installments described in Section 4.1.2 or 4.1.2, such Account, or portion thereof, shall be deemed invested in the Income Fund (and transferred from the Company Stock Fund to the Income Fund, to the extent necessary) until such Account, or portion thereof, is distributed in full.

                        5.2.2.3 In  the  absence  of an  effective  Election,  a
                                Participant shall be deemed to have elected to have the Account credited with income, gains and losses as if it were invested in the Income Fund.

                        5.2.2.4 Investment  fund  Elections  under this  Section
                                5.2.2 shall be effective as of the first day of each Plan Year beginning on and after January 1, 1997, provided that the election is filed with the Committee on or before the close of business on December 31 of the Plan Year preceding such Plan Year.

                                An Active Participant may only make an investment fund Election with respect to the Participant's accumulated Account as of December 31, and not with respect to Compensation to be deferred for a Plan Year.

                        5.2.2.5 If an Active  Participant who was not an Insider
                                becomes an Insider, then, notwithstanding the foregoing, such Active Participant may elect to transfer the portion of his Account, if any, deemed invested in the Company Stock Fund to be deemed invested in the Income Fund, effective as of the first day of any calendar month beginning after such Active Participant becomes an Insider.

                        5.2.2.6 If a  Participant  ceases to continue in service
                                as an Active Participant, then, notwithstanding any Election to the contrary, such Participant's Account shall be deemed invested in the Income Fund, effective as of the first day of any calendar year beginning after such Participant ceases to continue in service as an Active Participant.

                5.2.3 Timing of Credits. Compensation deferred pursuant to the Plan shall be deemed invested in the Income Fund on the date such Compensation would otherwise have been payable to the Participant. Accumulated Account balances subject to an investment fund Election under Section 5.2.2 shall be deemed invested in the applicable investment fund as of the effective date of such Election. The value of amounts deemed invested in the Company Stock Fund shall be based on hypothetical purchases and sales of Company Stock at Fair Market Value as of the effective date of an investment Election.

        5.3 Status of Deferred Amounts. Regardless of whether or not the Company is a Participant's employer, all Compensation deferred under this Plan shall continue for all purposes to be a part of the general funds of the Company.

        5.4 Participants' Status as General Creditors. Regardless of whether or not the Company is a Participant's employer, an Account shall at all times represent the general obligation of the Company. The Participant shall be a general creditor of the Company with respect to this obligation, and shall not have a secured or preferred position with respect to his or her Accounts. Nothing contained herein shall be deemed to create an escrow, trust, custodial account or fiduciary relationship of any kind. Nothing contained herein shall be construed to eliminate any priority or preferred position of a Participant in a bankruptcy matter with respect to claims for wages.

        6.      NON-ASSIGNABILITY, ETC.

        The right of each Participant in or to any account, benefit or payment hereunder shall not be subject in any manner to attachment or other legal process for the debts of such Participant; and no Account, benefit or payment shall be subject to anticipation, alienation, sale, transfer, assignment or encumbrance.

        7.      DEATH OR DISABILITY OF PARTICIPANT

        7.1 Death of Participant. A Deceased Participant's Account shall be distributed in accordance with the last Election made by the Deceased
Participant before the Deceased Participant's death, unless the Deceased Participant's estate or beneficiary to whom the right to payment under the Plan shall have passed timely elects to accelerate or defer the time or change the form of payment pursuant to Section 3.6.3.

        7.2 Disability of Participant. A Disabled Participant's Account shall be distributed in accordance with the last Election made by the Disabled Participant before the Disabled Participant's termination of service or date of disability, as applicable, unless the Disabled Participant timely elects to accelerate the time or change the form of payment pursuant to Section 3.6.4.

        7.3 Hardship Distributions. Notwithstanding the terms of an Election, if, at the Participant's request, the Board determines that the Participant has incurred a Hardship, the Board may, in its discretion, authorize the immediate distribution of all or any portion of the Participant's Account.

        7.4 Designation of Beneficiaries. Each Participant shall have the right to designate one or more beneficiaries to receive distributions in the event of the Participant's death by filing with the Administrator a beneficiary designation on the form provided by the Administrator for such purpose. The designation of beneficiary or beneficiaries may be changed by a Participant at any time prior to his or her death by the delivery to the Administrator of a new beneficiary designation form. If no beneficiary shall have been designated, or if no designated beneficiary shall survive the Participant, the Participant's estate shall be deemed to be the beneficiary.

        8.      INTERPRETATION

        8.1 Authority of Committee. The Committee shall have full and exclusive authority to construe, interpret and administer this Plan and the Committee's construction and interpretation thereof shall be binding and conclusive on all persons for all purposes.

        8.2 Claims Procedure. The Committee shall administer a reasonable claims procedure with respect to the Plan in accordance with Department of Labor Regulation section 2560.503-1, or any successor provision.

        9.      AMENDMENT OR TERMINATION

        9.1     Amendment  or  Termination.  Except  as  otherwise  provided  by
Section 9.2, the Company, by action of the Board or by action of the Committee, reserves the right at any time, or from time to time, to amend or modify this Plan. The Company, by action of the Board, reserves the right at any time, or from time to time terminate this Plan.

        9.2 Amendment of Rate of Credited Earnings. No amendment shall change the Applicable Interest Rate with respect to the portion of a Participant's Account that is attributable to an Election made with respect to Compensation earned in a Plan Year and filed with the Administrator before the date of adoption of such amendment by the Board. For purposes of this Section 9.2, an Election to defer the payment of part or all of an Account for an additional period after a previously-elected payment date (as described in Section 3.6) shall be treated as a separate Election from any previous Election with respect to such Account.

        10.     MISCELLANEOUS PROVISIONS

        10.1 No Right to Continued Employment. Nothing contained herein shall be construed as conferring upon any Participant the right to remain in service as an Outside Director or in the employment of a Participating Company as an executive or in any other capacity.

        10.2 Governing Law. This Plan shall be interpreted under the laws of the Commonwealth of Pennsylvania.

        11.     EFFECTIVE DATE

        The effective date of the Plan this amendment and restatement of the Plan shall be March 3, 1999.

        IN WITNESS WHEREOF, COMCAST CORPORATION has caused this Plan to be executed by its officers thereunto duly authorized, and its corporate seal to be affixed hereto, as of the 3rd day of March, 1999.


                                      COMCAST CORPORATION



                                      BY:      ______________________________



                                      ATTEST:  __________________________


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